Exhibit 99.1

GENIUS BRANDS INTERNATIONAL AND THE JIM HENSON COMPANY ANNOUNCE

“THE WUBBULOUS WORLD OF DR. SEUSS,”

NOW AVAILABLE ON KARTOON CHANNEL!

Beverly Hills, CA; December 17, 2020: Committed to building Kartoon Channel! into the premier entertainment destination for kids and family viewership, Genius Brands International (GNUS:NASDAQ) announced today that it has licensed streaming and select video-on-demand rights to the hit family series, The Wubbulous World of Dr. Seuss (20 x 22’), from The Jim Henson Company on Kartoon Channel!

“As we continue to grow our footprint and our viewers, a key to our success is acquiring the very best in high-quality children’s entertainment from top-tier content producers such as The Jim Henson Company. We are excited to welcome The Grinch, Yertle, Horton, and all the characters of Seusville to Kartoon Channel!,” commented Margaret Loesch, Executive Chairman of Kartoon Channel! for Genius Brands.

“Dr. Seuss and The Jim Henson Company are among the most beloved names in children’s entertainment. We are proud of the relationship and expect the series to be a driver of growing viewership for a long time to come,” Said Jon Ollwerther, General Manager of Kartoon Channel! at Genius Brands

“The Jim Henson Company specializes in creating evergreen fantastical worlds that audiences want to visit again and again, and realizing these iconic Dr. Seuss characters as puppets for this award-winning production is no exception. And it’s no wonder that The Wubbulous World of Dr. Seuss continues to be a favorite series, and now families of all ages can enjoy this classic on Kartoon Channel!,” said Anna Moorefield, Vice President, Global Distribution at The Jim Henson Company.

The Wubbulous World of Dr. Seuss features the fun, music and adventures of some of the favorite characters created by celebrated children's author Theodore Geisel (aka Dr. Seuss). These whimsical tales and well-known characters come to life using a mix of masterful puppets built by Jim Henson's Creature Shop and CG animation. Helping children understand valuable lessons about friendship, imagination and much more, The Wubbulous World of Dr. Seuss is fun entertainment for the whole family.

The new slate of content now available on Kartoon Channel! also includes the preschool series Hi Opie! (13x20”), Elias: Rescue Team Adventures (26x22”), and children’s series including The Adventures of Teddy Ruxpin (65 x 22') and The Jim Henson Company’s Construction Site (52 x 11').

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About Kartoon Channel! + Kartoon Classroom!

Kartoon Channel! and Kartoon Classroom! are available in over 100 million U.S. television households and over 300 million devices via a broad range of distribution platforms, including Comcast, Cox, DISH, Sling TV, Amazon Prime, Amazon Fire, Apple TV, Apple i0s, Android TV, Android Mobile,  Google Play, Xumo, Roku, Tubi, and streaming via KartoonChannel.com, as well as accessible via Samsung Smart TVs, and now LGTVs.

The channel offers access to a wide variety of Genius Brands original and acquired family-friendly content, with more added daily, including Babar, Angry Birds, Stan Lee’s Mighty7, Thomas Edison’s Secret Lab, Baby Einstein, Baby Genius, Llama Llama shorts, Warren Buffett’s Secret Millionaires Club, and more. Additionally, Genius Brands has added more family-friendly gaming content, including Minecraft’s Journey to the End and Fairy Horse Quest, Octodad, PixArk, and Big B Roblox Challenge from Tankee. Genius Brands will also premiere in Q2 2021 on Kartoon Channel! the upcoming comedy-adventure series, Stan Lee’s Superhero Kindergarten, currently in production and starring Arnold Schwarzenegger.

Kartoon Channel! content has been curated through a program code developed in consultation with Stanford University Professor Emeritus Don Roberts, one of the world’s leading researchers of children’s media, to ensure the delivery of positive and purposeful content that provides safe viewing for children. The Kartoon Channel! Content Code, under the leadership of Professor Roberts, ensures among other things, there will be no imitatable violence, no negative stereotypes, no inappropriate language, no degradation of the environment, and no excess commercialization.

Kartoon Classroom! is an innovative extension of Kartoon Channel! that features relevant and impactful STEAM-based content (science, technology, engineering arts and math), including programming from Genius Brands’ ‘content with a purpose’ library such as Baby Genius (Early Development), Thomas Edison’s Secret Lab (STEM), and Warren Buffett’s Secret Millionaires Club (Financial Literacy). Additionally, Kartoon Classroom! will showcase content from third party creators worldwide, such as Baby Einstein (Early Development), Little Smart Planet (Early Learning), I’m A Dinosaur (Paleontology), Super Geek Heroes (Early Learning), Counting with Earl (Math), Giligilis (Musical Learning), and Out of this Word (English Language). Genius Brands will also develop new original content for the platform and announces the first Kartoon Classroom! original series in development, KC! Pop Quiz.

To stream Kartoon Channel! and Kartoon Classroom! for free, download our app or visit: www.kartoonchannel.com

About Genius Brands International

Genius Brands International, Inc. (Nasdaq: GNUS) is a leading global kids media company developing, producing, marketing and licensing branded children’s entertainment properties and consumer products for media and retail distribution. The Company’s award-winning ‘content with a purpose’ portfolio includes the upcoming Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger and in partnership with Alibaba; Rainbow Rangers for Nick Jr.; Llama Llama, starring Jennifer Garner, for Netflix; award-winning toddler brand Baby Genius; adventure comedy STEM series Thomas Edison's Secret Lab; and entrepreneurship series Warren Buffett's Secret Millionaires Club. Through licensing agreements with leading partners, characters from Genius Brands’ IP also appear on a wide range of consumer products for the worldwide retail marketplace. The Company’s new Kartoon Channel! and Kartoon Classroom! are available in over 100 million U.S. television households via a broad range of distribution platforms, including Comcast, Cox, DISH, Sling TV, Amazon Prime, Amazon Fire, Apple TV, Apple i0s, Android TV, Android Mobil, Google Play, Xumo, Roku, Tubi, KartoonChannel.com, Samsung Smart TVs and LG TVs. For additional information, please visit www.gnusbrands.com.

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About The Jim Henson Company

The Jim Henson Company has remained a leader in family entertainment for over 60 years and is recognized as an innovator in puppetry, animatronics and digital animation. Best known as creators of the world-famous Muppets, Henson has received over 50 Emmy Awards and nine Grammy Awards. Henson’s most recent television credits include Earth to Ned for Disney+ and Fraggle Rock: Rock On! for Apple TV+, and the Emmy-winning Netflix Original series The Dark Crystal: Age of Resistance. Other credits include the Emmy®-nominated productions Dinosaur Train (PBS), Sid the Science Kid (PBS), Splash and Bubbles (PBS), and Julie’s Greenroom (Netflix), as well as Word Party (Netflix), Dot. (Universal Kids /Hulu), and Doozers (Hulu/Universal Kids). Previous productions include Fraggle Rock, The Storyteller, and the sci-fi series Farscape for TV, and the feature films The Star (Sony Pictures Animation), and Alexander and the Terrible, Horrible, No Good, Very Bad Day (Disney), as well as The Dark Crystal, Labyrinth, MirrorMask, and Jim Henson’s Turkey Hollow. The Company is currently in production on Harriet the Spy and a reboot of Fraggle Rock, both for Apple TV+, and Guillermo Del Toro’s Pinocchio for Netflix.

With additional locations in New York and London, The Jim Henson Company is headquartered in Los Angeles on the historic Charlie Chaplin lot, complete with soundstage and post-production facilities. The Company is home to Jim Henson’s Creature Shop™, a pre-eminent character-building and visual effects group with international film, television, theme park and advertising clients, as well as Henson Recording Studios, one of the music industry’s top recording facilities known for its world-class blend of state-of-the-art and vintage equipment.

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Forward Looking Statements: Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; our ability to repay our outstanding debt; the potential issuance of a significant number of shares to our convertible note holders which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT:

pr@gnusbrands.com

INVESTOR RELATIONS CONTACT:

ir@gnusbrands.com

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